UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549
                          ----------------------



                                FORM 8-K


                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 31, 2006
                                                        --------------

                      JOHN B. SANFILIPPO & SON, INC.
                      ------------------------------
            (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-19681             36-2419677
----------------------------   ----------------   -----------------------
(State or Other Jurisdiction   (Commission File   (I.R.S. Employer
 of Incorporation)              Number)            Identification Number)




             2299 Busse Road, Elk Grove Village, Illinois 60007
             --------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (847) 593-2300
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))




Item 1.01 -- Entry into a Material Definitive Agreement.
--------------------------------------------------------

On March 31, 2006, John B. Sanfilippo & Son, Inc. (the "Company") and Teachers Insurance and Annuity Association of America (the "Lessor") entered into the First Amendment to Lease (the "Amendment") for property located at 2400 Arthur Avenue in Elk Grove Village, Illinois. The Amendment, among other things, extends the lease term from April
21, 2006 to July 31, 2006 and increases the base rent to $95,191.90 from $63,461.20 per month. The Company anticipates transferring all activity from the 2400 Arthur Avenue facility to the facility currently being constructed in Elgin, Illinois during July 2006.
A copy of the Amendment is attached as an exhibit to this Current Report on Form 8-K.



Item 9.01 Financial Statements and Exhibits.
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(c) Exhibits
------------

The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


                                SIGNATURE
                                ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JOHN B. SANFILIPPO & SON, INC.


April 5, 2006                              By: /s/ Michael J. Valentine
                                               ------------------------
                                               Michael J. Valentine
                                               Executive Vice President
                                               Finance, Chief Financial
                                               Officer and Secretary


                              EXHIBIT INDEX
                              -------------

Exhibits     Description
--------     ----------------------------------------------------------

10.1 First Amendment to Lease executed March 31, 2006 by and between the Company and Teachers Insurance and Annuity Association of America